VOYA MUTUAL FUNDS
Voya Multi-Manager International Equity Fund
(the "Fund")
Supplement dated April 3, 2024
to the Fund's Class I Shares' Summary Prospectus and Prospectus,
each dated February 29, 2024
(each, a "Prospectus" and together, the "Prospectuses")
On March 6, 2024, the Board of Trustees of Voya Mutual Funds approved the following changes with respect to the Fund, which are effective at the close of business on May 6, 2024: (i) the removal of Baillie Gifford Overseas Limited ("BG Overseas") as a sub-adviser to the Fund; (ii) the appointment of Lazard Asset Management LLC ("Lazard") and Voya Investment Management Co. LLC as sub- advisers to the Fund and Voya Investment Management (UK) Limited as sub-sub-adviser to the Fund (together with Voya Investment Management Co. LLC, "Voya IM"); (iii) changes to the management fee schedule, expense limitation agreement, side letter agreement and management fee waiver; and
(iv)related changes to the Fund's principal investment strategies and portfolio managers. Currently, BG Overseas, Polaris Capital Management, LLC, and Wellington Management Company LLP each manage a portion of the Fund's assets. From the close of business on May 6, 2024 through the close of business on May 17, 2024, the Fund will be in a "transition period" during which time the Fund's assets currently managed by BG Overseas will be allocated to Lazard and Voya IM. During the transition period, the Fund may not be pursuing its investment objective and strategies with respect to this portion of the Fund's assets, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on May 6, 2024, the Prospectuses are revised as follows:
1.All references to BG Overseas are hereby deleted in their entirety.
2.All references to Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Milena Mileva, and Stephen Paice as portfolio managers for the Fund are hereby deleted in their entirety.
3.The sub-section of the Prospectuses entitled "Fees and Expenses of the Fund – Annual Fund Operating
Expenses" in the Fund's Summary Section is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses1
Expenses you pay each year as a % of the value of your investment
Class		I
Management Fees	%	0.85
Distribution and/or Shareholder Services (12b-1) Fees	%	None
Other Expenses	%	0.09
Total Annual Fund Operating Expenses	%	0.94
Waivers and Reimbursements2%		(0.06)
Total Annual Fund Operating Expenses After Waivers and	%	0.88
Reimbursements
1Expense information has been restated to reflect current contractual rates.
2Voya Investments, LLC (the "Investment Adviser") is contractually obligated to limit expenses to 0.88% for Class I shares through March

1, 2026. The expense limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Fund's Board of Trustees (the "Board").
4.	The table in the sub-section of the Prospectuses entitled "Fees and Expenses of the Fund – Expense
Example" in the Fund's Summary Section is deleted in its entirety and replaced with the following:

	Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
	I	Sold or Held	$90	294	514	1,149
5.	The section of the Prospectuses entitled "Principal Investment Strategies" in the Fund's Summary
Section is deleted in its entirety and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund invests at least 65% of its assets in equity securities of companies organized under the laws of, or with principal offices located in, a number of different countries outside of the U.S., including companies in countries in emerging markets. The Fund does not seek to focus its investments in a particular industry or country. The Fund may invest in companies of any market capitalization. The equity securities in which the Fund may invest include, but are not limited to, common stocks, preferred stocks, depositary receipts, rights and warrants to buy common stocks, privately placed securities, and initial public offerings ("IPOs"). The Fund may invest in real estate-related securities, including real estate investment trusts ("REITs"). The Fund may invest in derivative instruments including options, futures, and forward foreign currency exchange contracts. The Fund typically uses derivatives to seek to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying assets, for cash management, and/or to seek to enhance returns in the Fund.
The Fund invests its assets in foreign investments which are denominated in U.S. dollars, major reserve currencies and currencies of other countries and can be affected by fluctuations in exchange rates. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign currency exchange contracts.
The Fund may invest in other investment companies, including exchange traded funds ("ETFs"), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund's assets to different sub-advisers. When selecting sub- advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub-adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance ("ESG") factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser's evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser's decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
Lazard Asset Management LLC ("Lazard"), Polaris Capital Management, LLC ("Polaris"), Voya Investment Management Co. LLC and Voya Investment Management (UK) Limited (together, "Voya IM")

and Wellington Management Company LLP ("Wellington Management") (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") provide day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodologies for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Lazard
Lazard seeks to realize the Fund's investment objective primarily by investing in companies that Lazard considers to be quality growth businesses. By "quality" Lazard means businesses that it believes can generate, and sustain, high levels of financial productivity (i.e., return on equity, return on capital and cash flow return on investment). Lazard considers, among other factors deemed appropriate and relevant to a particular company, whether the company has a competitive advantage in its industry and if Lazard believes the company can sustain its competitive advantage. Lazard also looks for "growth" businesses that it believes can grow profits and cash flows by investing back into their business at similarly high rates of financial productivity.
Polaris
Polaris uses proprietary investment technology combined with Graham & Dodd style fundamental research to seek to identify potential investments that Polaris believes have significantly undervalued streams of sustainable cash flow. The firm uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 companies worldwide. Polaris uses these measures to identify approximately 500 companies that Polaris believes have the greatest potential for undervalued streams of sustainable free cash flow. As a cross check to the database screen, a global valuation model is used that seeks to identify the most undervalued countries based on corporate earnings, yield, inflation, interest rates, and other variables. Allocations among investments are primarily determined by bottom-up security analysis while providing diversification in terms of country, industry, and market capitalization. Polaris monitors portfolio companies as well as a "watch list" comprised of companies which may be purchased if the valuation of an existing portfolio company falls below established limits.
Voya IM
Voya IM invests in a portfolio of stocks that it believes have the potential to outperform the MSCI EAFE® Index over the long term. Voya IM uses quantitative methods, including artificial intelligence ("AI") models, to select securities and to support portfolio trading.
To select securities, the AI model analyzes a variety of inputs, including among other things, financial, fundamental, macro, and technical characteristics. The data may include structured data (e.g., financial information) and unstructured data (e.g., press releases and news articles). The AI model seeks to identify companies whose perceived value is not reflected in the stock price by identifying persistent patterns in company data that have historically led to outperformance. Voya IM may also use other quantitative techniques or inputs to implement its investment strategy. Portfolio managers and analysts oversee the operation of all quantitative models to mitigate a number of risks the models might pose, including any biases or operational deficiencies in the models.
Wellington Management
Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value, including the evaluation of financially material ESG factors based on Wellington Management's proprietary ESG research. Wellington Management believes assessing financially material ESG factors as part of its investment process allows it to better evaluate a company on its ability to improve or sustain its future returns over time. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially material ESG factors, contribute to its overall evaluation of a company's risk and return potential. Wellington Management may not assess ESG factors for every stock prior to investment. Wellington Management seeks to invest in companies with underappreciated assets, improving and/or sustainable return on capital, and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward- looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country, and sector weightings being secondary factors.
6.The "Investment Model" risk in the section of the Prospectuses entitled "Principal Risks" in the
Fund's Summary Section is deleted in its entirety and replaced with the following:
Investment Model: A Sub-Adviser's proprietary investment model may not adequately take into account existing or unforeseen market factors or the interplay between such factors, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Funds that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize artificial intelligence) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors' historical trends. Mistakes in the construction and implementation of the investment models (including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
7.The second paragraph in the section of the Prospectuses entitled "Performance Information" in the
Fund's Summary Section is deleted in its entirety and replaced with the following:
On May 7, 2024, Lazard and Voya IM were added as additional sub-advisers. On May 6, 2024 Baillie Gifford Overseas Limited (which served as a sub-adviser from January 6, 2011 to May 6, 2024) was removed as a sub-adviser. On July 27, 2020, Lazard (which served as a sub-adviser from July 1, 2013 to July 27, 2020) was removed as a sub-adviser. On January 20, 2017, Polaris and Wellington Management were added as additional sub-advisers and J.P. Morgan Investment Management Inc. (which served as a sub-adviser from July 1, 2013 to January 20, 2017) and T. Rowe Price Associates, Inc. (which served as a sub-adviser from December 15, 2010 to January 20, 2017) were removed as sub-advisers. These changes to the sub-advisers resulted in a change to the Fund's principal investment strategies. The Fund's performance information for these periods reflects returns achieved by the different sub-advisers and pursuant to different principal investment strategies. If the Fund's current sub-advisers and strategies had been in place for the prior period, the performance information shown would have been different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.

8.The section of the Prospectuses entitled "Portfolio Management" in the Fund's Summary Section is deleted in its entirety and replaced with the following:
Investment Adviser Voya Investments, LLC
Portfolio Managers
Lanyon Blair, CFA, CAIA	Barbara Reinhard, CFA
Portfolio Manager (since 05/23)	Portfolio Manager (since 05/23)
Sub-Adviser
Lazard Asset Management LLC
Portfolio Managers	Louis Florentin-Lee, CFA
Robert Failla, CFA	Portfolio Manager (since 05/24)
Portfolio Manager (since 05/24)
Barnaby Wilson, CFA
Portfolio Manager (since 05/24)
Sub-Adviser
Polaris Capital Management, LLC	Jason Crawshaw
Portfolio Managers	Portfolio Manager (since 02/18)
Sumanta Biswas, CFA	Bin Xiao, CFA
Portfolio Manager (since 01/17)	Portfolio Manager (since 01/17)
Bernard R. Horn, Jr.
Portfolio Manager (since 01/17)
Sub-Adviser	Russell Shtern, CFA
Voya Investment Management Co. LLC	Portfolio Manager (05/24)
Portfolio Managers
Vincent Costa, CFA
Portfolio Manager (since 05/24)
Sub-Sub Adviser
Voya Investment Management (UK) Limited
Portfolio Manager
Gareth Shepherd, Ph.D., CFA
Portfolio Manager (since 05/24)
Sub-Adviser
Wellington Management Company LLP
Portfolio Manager
Tara Connolly Stilwell, CFA
Portfolio Manager (since 01/17)
9.The second sentence in the second paragraph of the sub-section of the Prospectus entitled "Management of the Funds – Sub-Advisers – Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi-Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund – The Multi-Manager Approach" is deleted in its entirety and replaced with the following:
Lazard Asset Management LLC, Polaris Capital Management, LLC, Voya Investment Management Co. LLC, and Wellington Management Company LLP are the sub-advisers of Voya Multi-Manager

International Equity Fund.
10.The sub-section of the Prospectus entitled "Management of the Funds – Sub-Advisers – Voya Multi- Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund, Voya Multi- Manager International Factors Fund, and Voya Multi-Manager International Small Cap Fund – The Multi-Manager Approach" is amended to include the following:
Lazard Asset Management LLC
Lazard Asset Management LLC ("Lazard" or the "Sub-Adviser") is a Delaware limited liability company.
Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC (LF&Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard, Inc., which is a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol "LAZ." Lazard's principal business address is 30 Rockefeller Plaza, New York, New York 10112. As of December 31, 2023, Lazard managed approximately $206.9 billion in assets.
Voya Investment Management Co. LLC
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM has acted as an investment adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. Voya IM's principal business address is 230 Park Avenue, New York, New York 10169. As of December 31, 2023, Voya IM managed approximately $322 billion in assets.
For Voya Multi-Manager International Equity Fund, Voya IM has entered into a sub-sub-advisory agreement whereby Voya IM may delegate certain of its investment advisory services to Voya Investment Management (UK) Limited ("Voya UK" or, together with Voya IM, the "Sub-Adviser") as sub- sub-adviser to the Fund. Voya UK is an affiliate of Voya IM and a subsidiary of Voya Holdings, Inc., which is an indirect parent of Voya IM. Voya UK's principal business address is in the United Kingdom.
11.The line item with respect to Vincent Costa, CFA in the table in the sub-section of the Prospectus entitled "Management of the Funds – Sub-Advisers – Portfolio Management" is deleted in its entirety and replaced with the following:
Portfolio	Investment	Fund	Recent Professional Experience
Manager	Adviser or
Sub-Adviser

Vincent Costa,	Voya IM	Voya Global High Dividend	Mr. Costa, Portfolio Manager, also serves as
CFA		Low Volatility Fund	head of the global equities team and as
		Voya International High	portfolio manager for the active quantitative
		Dividend Low Volatility	strategies and the U.S. large cap value
		Fund	portfolios. Mr. Costa joined Voya IM in 2006
		Voya Multi-Manager	as head of portfolio management for
		International Equity Fund	quantitative equity. Prior to that, Mr. Costa
managed quantitative equity investments at
both Merrill Lynch Investment Management
and Bankers Trust Company.
12The table in the sub-section of the Prospectus entitled "Management of the Funds – Sub-Advisers – Portfolio Management" is amended to include the following

Portfolio	Investment	Fund	Recent Professional Experience
Manager	Adviser or
Sub-Adviser

Robert Failla,	Lazard	Voya Multi-Manager	Mr. Failla, Managing Director and Portfolio
CFA		International Equity Fund	Manager/Analyst on the International and
Global Equity platforms and a member of the
International Quality Growth portfolio
management team, began working in the
investment field in 1993. Prior to joining
Lazard in 2003, he was a Portfolio Manager
with AllianceBernstein. Mr. Failla is a
member of the Board of Trustees of Link
Education Partners and previously served on
the Board of Trustees at Delbarton School in
Morristown NJ (2007-2019).
Louis Florentin-	Lazard	Voya Multi-Manager	Mr. Florentin-Lee, Managing Director and
Lee, CFA		International Equity Fund	Portfolio Manager/Analyst on various global
equity teams, International Quality Growth,
and US Equity Select, was formerly the co-
Portfolio Manager/Analyst for the Lazard
European Explorer Fund (2004- 2010). He
began working in the investment industry in
1996. Prior to joining Lazard in 2004, Mr.
Florentin-Lee was an equity research analyst
at Soros Funds Limited and Schroder
Investment Management. He currently serves
as a Governor for The Hall School,
Hampstead, London.

Gareth	Voya UK	Voya Multi-Manager	Dr. Shepherd, Portfolio Manager, is co-head
Shepherd,		International Equity Fund	of the EMI Team at Voya UK. Prior to joining
Ph.D., CFA			Voya UK, he was a managing partner and co-
founder of G Squared Capital LLP. Prior to
that, Dr. Shepherd held various positions
within risk and asset management in
Australia, Switzerland, the U.S., and the UK.

Russell Shtern,	Voya IM	Voya Multi-Manager	Mr. Shtern, Portfolio Manager, joined Voya IM
CFA		International Equity Fund	in 2022. Prior to joining Voya IM, he served
as a senior portfolio manager at Franklin
Templeton's Investment Solutions group
(2020-2022) where he was responsible for
managing smart beta and active multi-factor
equity strategies. Prior to that, Mr. Shtern
was head of equity portfolio management
and trading and a member of the global
equity management team for QS Investors (a
Legg Mason affiliate), a quantitative multi-
asset and equity manager (2014-2020).

Barnaby	Lazard	Voya Multi-Manager	Mr. Wilson, Managing Director and Portfolio
Wilson, CFA		International Equity Fund	Manager/Analyst on various global equity
teams and International Quality Growth,

Portfolio	Investment	Fund	Recent Professional Experience
Manager	Adviser or
Sub-Adviser

began working in the investment field in
1998. Prior to joining Lazard in 1999, he
worked for Orbitex Investments as a
Research Analyst.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA MUTUAL FUNDS
Voya Multi-Manager International Equity Fund
(the "Fund")
Supplement dated April 3, 2024
to the Fund's Class I Shares' Statement of Additional Information,
dated February 29, 2024
(the "SAI")
On March 6, 2024, the Board of Trustees of Voya Mutual Funds approved the following changes with respect to the Fund, which are effective at the close of business on May 6, 2024: (i) the removal of Baillie Gifford Overseas Limited ("BG Overseas") as a sub-adviser to the Fund; (ii) the appointment of Lazard Asset Management LLC ("Lazard") and Voya Investment Management Co. LLC as sub-advisers to the Fund and Voya Investment Management (UK) Limited as sub-sub-adviser to the Fund (together with Voya Investment Management Co. LLC, "Voya IM"); (iii) changes to the management fee schedule, expense limitation agreement, side letter agreement and management fee waiver; and (iv) related changes to the Fund's principal investment strategies and portfolio managers. Currently, BG Overseas, Polaris Capital Management, LLC, and Wellington Management Company LLP each manage a portion of the Fund's assets. From the close of business on May 6, 2024 through the close of business on May 17, 2024, the Fund will be in a "transition period" during which time the Fund's assets currently managed by BG Overseas will be allocated to Lazard and Voya IM. During the transition period, the Fund may not be pursuing its investment objective and strategies with respect to this portion of the Fund's assets, and limitations on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund, resulting in taxable distributions to the Fund's shareholders. In addition, these transactions will also result in costs, which will be borne by the Fund.
Effective at the close of business on May 6, 2024, the SAI is revised as follows:
1.All references to BG Overseas are hereby deleted in their entirety.
2.All references to Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Milena Mileva, and Stephen Paice as portfolio managers for the Fund are hereby deleted in their entirety.
3.The second paragraph in the sub-section of the SAI entitled "Investment Adviser –
Management Fee Waivers" is deleted in its entirety.
4.The line items with respect to the Fund in the table in the sub-section of the SAI entitled "Sub- Advisers – Sub-Advisory Fees" are deleted and replaced with the following:
Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Multi-Manager	Lazard Asset Management LLC	For information on the Fund's annual sub-
International Equity Fund	("Lazard")	advisory fee rate, please see the paragraph
immediately following this table.
Polaris Capital Management, LLC,
("Polaris")
Voya Investment Management
Co. LLC and Voya Investment
Management (UK) Limited
(together "Voya IM")

1

Wellington Management
Company LLP ("Wellington
Management")
5.The second paragraph of the sub-section of the SAI entitled "Sub-Advisers – Aggregation" is deleted in its entirety and replaced with the following:
With respect to the annual sub-advisory fee rate for Voya Multi-Manager International Equity Fund, the Investment Adviser paid Polaris and Wellington Management (and former sub-adviser to the Fund, Baillie Gifford Overseas Limited) aggregate sub-advisory fees of $2,306,622 which represented approximately 0.72% of the Fund's average daily net assets for the fiscal year ended October 31, 2023. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.
6.The sub-section of the SAI entitled "Portfolio Management – Other Accounts Managed" is amended to include the following:
Lazard
		Registered Investment		Other Pooled Investment		Other Accounts
		Companies			Vehicles
Portfolio	Funds	Number	Total Assets	Number	Total Assets	Number	Total Assets
Manager		of		of		of
		Accounts		Accounts		Accounts
Robert	Voya Multi-	3	$1,576,500,000	4	$237,800,000	7	$97,400,000
Failla,	Manager
CFA1	International
Equity Fund
Louis	Voya Multi-	122	$31,678,400,000	19	$4,661,800,000	1103	$8,648,200,000
Florentin-	Manager
Lee, CFA1	International
Equity Fund
Barnaby	Voya Multi-	7	$1,725,800,000	18	$4,454,700,000	443	$4,043,500,000
Wilson,	Manager
CFA1	International
Equity Fund
1.As of December 31, 2023.
2.Two of these accounts with total assets of $21,378,200,000 have performance-based advisory fee.
3.Two of these accounts with total assets of $151,100,000 have performance-based advisory fee.
7.The sub-section of the SAI entitled Portfolio Management – Other Accounts Managed – Voya IM" is deleted in its entirety and replaced with the following:
		Registered Investment		Other Pooled Investment		Other Accounts
		Companies			Vehicles
Portfolio	Funds	Number	Total Assets	Number	Total Assets	Number	Total Assets
Manager		of		of		of
		Accounts		Accounts		Accounts
Sean	Voya Global	7	$12,581,602,281	109	$5,250,265,937	671	$18,696,854,855
Banai, CFA	Bond Fund
Vincent	Voya Global	22	$9,557,995,747	31	$628,969,347	16	$868,118,382
Costa,	High Dividend
CFA2	Low Volatility
Fund
2

	Voya
	International
	High Dividend
	Low Volatility
	Fund
	Voya Multi-
	Manager
	International
	Equity Fund
Gareth	Voya Multi-	2	$488,468,361	0	$0	0	$0
Shepherd,	Manager
Ph.D.,	International
CFA2	Equity Fund
Russell	Voya Multi-	2	$488,468,361	0	$0	0	$0
Shtern,	Manager
CFA2	International
	Equity Fund
Brian	Voya Global	4	$2,169,537,515	2	$33,920	41	$1,352,012,331
Timberlake,	Bond Fund
Ph.D., CFA
Steve	Voya Global	36	$23,481,036,922	9	$82,960,898	3	$427,320,398
Wetter,	High Dividend
CFA	Low Volatility
	Fund
	Voya
	International
	High Dividend
	Low Volatility
	Fund
	Voya Multi-
	Manager
	Emerging
	Markets Equity
	Fund
	Voya Multi-
	Manager
	International
	Factors Fund
Kai Yee	Voya Global	31	$22,561,233,585	0	$0	5	$427,320,398
Wong, CFA	High Dividend
	Low Volatility
	Fund
	Voya
	International
	High Dividend
	Low Volatility
	Fund
	Voya Multi-
	Manager
	Emerging
	Markets Equity
	Fund
	Voya Multi-
	Manager
	International
	Factors Fund
1.One of these investments with total assets of $167,463,977 has a performance based advisory fee.
2.As of December 31, 2023.
3

8.The sub-section of the SAI entitled "Portfolio Management – Potential Material Conflicts of Interest" is amended to include the following:
Lazard
Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund's component strategies (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Fund, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:
1.Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.
2.Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Lazard may be perceived as causing accounts they manage to participate in an offering to increase the Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.
3.Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.
4.Generally, Lazard and the Fund's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.
5.Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the corresponding Fund.
4

6.The Fund's portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short it may be seen as harmful to the performance of the Fund investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.
7.Investment decisions for the Fund are made independently from those of the other fund and Similar Accounts. If, however, such other funds or Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
8.Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"),
Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for Lazard to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.
In some cases, Lazard may seek to limit the number of overlapping investments by similar funds (securities of an issuer held in more than one fund) or may choose different securities for one or more fund that employ similar investment strategies (for example, a concentrated versus a diversified fund) so that shareholders invested in such fund may achieve a more diverse investment experience. In such cases, the Fund may be disadvantaged by Lazard's decision to purchase or maintain an investment in one fund to the exclusion of one or more other fund (including a decision to sell the investment in one fund so that it may be purchased by another fund).
Lazard and its affiliates and others involved in the management, investment activities, business operations or distribution of the Fund or its shares, as applicable, are engaged in businesses and have interests other than that of managing the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund or the Fund's service providers, which may cause conflicts that could disadvantage the Fund.
9.The sub-section of the SAI entitled "Portfolio Management – Compensation" is amended to include the following:
Lazard
The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to the Fund's strategies. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.
Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and
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restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the funds managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the funds as well as qualitative aspects that reinforce Lazard's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain funds or Other Accounts, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.
10. The table in the sub-section of the SAI entitled "Portfolio Management – Compensation – Voya IM and Voya Investments" is amended to include the following:
Fund	Portfolio Manager	Benchmark
Voya Multi-Manager	Vincent Costa, CFA; Gareth	MSCI EAFE® Index
International Equity Fund	Shepherd, Ph.D., CFA; and
Russell Shtern, CFA
11. The line items with respect to Vincent Costa, CFA in the table in the section of the SAI entitled "Portfolio Management – Ownership of Securities" are deleted in their entirety and replaced with the following:
Portfolio Manager	Investment	Fund(s) Managed by the Portfolio Manager	Dollar Range of
	Adviser or Sub-		Shares Owned
Adviser
Vincent Costa,	Voya IM	Voya Global High Dividend Low Volatility Fund	None
CFA2
		Voya International High Dividend Low	None
Volatility Fund
		Voya Multi-Manager International Equity Fund	None7

2.In addition to the investments shown in this table, Mr. Costa has allocated a dollar range of $100,001-$500,000 in Fund shares to an investment option that tracks the performance of Voya Global High Dividend Low Volatility Fund.
7.As of December 31, 2023.
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12.The table in the sub-section of the SAI entitled "Portfolio Management – Ownership of Securities" is amended to include the following:
Portfolio Manager	Investment	Fund(s) Managed by the Portfolio	Dollar Range of
	Adviser or Sub-	Manager	Shares Owned
Adviser
Robert Failla, CFA7	Lazard	Voya Multi-Manager International Equity	None
Fund
Louis Florentin-Lee,	Lazard	Voya Multi-Manager International Equity	None
CFA7		Fund
Gareth Shepherd,	Voya IM	Voya Multi-Manager International Equity	None
CFA		Fund
Russell Shtern, CF	Voya UK	Voya Multi-Manager International Equity	None
Fund
Barnaby Wilson,	Lazard	Voya Multi-Manager International Equity	None
CFA7		Fund
7.As of December 31, 2023.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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